                                                                    Exhibit 10.1

                              DISTRIBUTION SUMMARY

WIRE/DEPOSIT TO:                                 IN CONSIDERATION OF:                         IN THE AMOUNT OF:
----------------                                 --------------------                         -----------------
1. Premier Auto Finance, Inc.                Reimburse Previous Advances                       $            -

2. Bank of New York                          Indenture Trustee Fee                             $     8,000.00

3. Chase                                     Owner Trustee Fee                                 $       350.00

4. Premier Auto Finance, Inc.                Servicing Fees                                    $   627,162.86
                                             Late Fees                                         $   100,887.47
                                                                                               --------------
                                             Total Servicing Fees                              $   728,050.33

5. Note Distribution Account                 Note Interest                                     $ 3,150,212.58

6. Certificate Distribution Account          Certificate Interest                              $    63,850.38

7. Note Distribution Account                 Principal Payable                                 $49,805,862.62

8. Certificate Distribution Account          Principal Payable                                 $            -

9. Reserve Fund                              Funding                                           $10,653,293.16
                                                                                               --------------

TOTAL AMOUNT WIRED/DEPOSITED:                                                                  $64,409,619.08
                                                                                               ==============


/s/ Randall S. Royer
-----------------------------
Randall S. Royer
AVP - Finance

/s/ Burt Lubow
-----------------------------
Burt Lubow
EVP - Operations

/s/ Gil Van Over
-----------------------------
Gil Van Over
EVP - Chief Operating Officer

                   DEALER AUTO RECEIVABLES OWNER TRUST 2000-1

190,000,000.00      6.69% Dealer Auto Receivables Asset-Backed Notes, Class A-1
274,000,000.00      7.01% Dealer Auto Receivables Asset-Backed Notes, Class A-2
168,000,000.00      7.07% Dealer Auto Receivables Asset-Backed Notes, Class A-3
 83,251,000.00      7.12% Dealer Auto Receivables Asset-Backed Notes, Class A-4
 24,470,000.00      7.46% Dealer Auto Receivables Asset-Backed Notes, Class B
 13,175,591.56      7.93% Dealer Auto Receivables Asset- Backed Certificates

                                 MONTHLY REPORT

                  FOR THE SEPTEMBER 15, 2000 DISTRIBUTION DATE

A    CALCULATION OF AVAILABLE AMOUNTS

      1 Available Principal (as defined in Article I of the Sale and Servicing Agreement)                     $49,805,862.62
                                                                                                              --------------
      2 Available Interest (as defined in Article I of the Sale and Servicing Agreement)                      $14,434,834.37
                                                                                                              --------------
      3 Available Amounts (l. plus 2.)                                                                        $64,240,696.99
                                                                                                              --------------

B    CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT
      (as defined in Article I of the Sale and Servicing Agreement)                                           $49,805,862.62
                                                                                                              --------------

C    CALCULATION OF NOTE MONTHLY PRINCIPAL DISTRIBUTABLE AMOUNT                                               $49,805,862.62
                                                                                                              --------------

      1 Note Percentage for such Distribution Date

        (a) for each Distribution Date to but excluding the Distribution Date on which the principal amount
            of the Class B Notes is reduced to zero                                                                   100.00%
                                                                                                              --------------

        (b) after the principal amount of the Class B Notes have been reduced to zero                                   0.00%
                                                                                                              --------------

      2 Principal Distributable Amount (from B)                                                               $49,805,862.62
                                                                                                              --------------

      3 Note Monthly Principal Distributable Amount for

        (a) Class A-1 Notes                                                                                   $49,805,862.62
                                                                                                              --------------

        (b) Class A-2 Notes                                                                                   $         0.00
                                                                                                              --------------

        (c) Class A-3 Notes                                                                                   $         0.00
                                                                                                              --------------

        (d) Class A-4 Notes                                                                                   $         0.00
                                                                                                              --------------

        (e) Class B Notes                                                                                     $         0.00
                                                                                                              --------------

        (f) Note Principal Carryover Shortfall                                                                $         0.00
                                                                                                              --------------

D    CALCULATION OF NOTE MONTHLY INTEREST DISTRIBUTABLE AMOUNT

      1 Class A-1 Interest Rate                                                                                         6.69%
                                                                                                              --------------

      2 Class A-2 Interest Rate                                                                                         7.01%
                                                                                                              --------------

      3 Class A-3 Interest Rate                                                                                         7.07%
                                                                                                              --------------

      4 Class A-4 Interest Rate                                                                                         7.12%
                                                                                                              --------------

      5 Class B Interest Rate                                                                                           7.46%
                                                                                                              --------------

      6 Class A-1 Note Interest Distributable Amount                                                          $   776,783.33
                                                                                                              --------------

      7 Class A-2 Note Interest Distributable Amount                                                          $ 1,173,785.56
                                                                                                              --------------

      8 Class A-3 Note Interest Distributable Amount                                                          $   725,853.33
                                                                                                              --------------

      9 Class A-4 Note Interest Distributable Amount                                                          $   362,234.35
                                                                                                              --------------

     10 Class B Note Interest Distributable Amount                                                            $   111,556.01
                                                                                                              --------------

     11 Aggregate Interest Carryover Shortfall for each Class for such Distribution Date                      $         0.00
                                                                                                              --------------

     12 Note Monthly Interest Distributable Amount (the sum of items D.6, D.7, D.8, D.9, D.10 and D.11)       $ 3,150,212.58
                                                                                                              --------------

E    CALCULATION OF NOTE DISTRIBUTABLE AMOUNT (SUM OF C.3(f) PLUS D.12.)                                      $52,956,075.20
                                                                                                              --------------

F    CALCULATION OF CERTIFICATE PRINCIPAL DISTRIBUTABLE AMOUNT

      1 Certificate Balance                                                                                   $13,175,591.56
                                                                                                              --------------

      2 Principal Distributable Amount                                                                        $         0.00
                                                                                                              --------------

      3 Certificate Percentage for each respective Distribution Date

      3 (a) for each Distribution Date to but excluding the Distribution Date on which the Principal
            Amount of the Class B Notes is reduced to zero                                                              0.00%
                                                                                                              --------------

      3 (b) on the Distribution Date on which the Principal Amount of the Class B Notes is reduced to zero
                                                                                                              --------------

      3 (c) thereafter                                                                                                100.00%
                                                                                                              --------------

      4 (a) Principal Distributable Amount multiplied by the Certificate Percentage for such
            Distribution Date                                                                                 $         0.00
                                                                                                              --------------

      4 (b) Certificate Principal Carryover Shortfall for such Distribution Date                              $         0.00
                                                                                                              --------------

      5 Certificate Principal Distributable Amount (the sum of  4.(a) and 4.(b))                              $         0.00
                                                                                                              --------------

G    CALCULATION OF CERTIFICATE INTEREST DISTRIBUTABLE AMOUNT

      1 Certificate Pass-Through Rate                                                                                   7.93%
                                                                                                              --------------

      2 (a) Certificate Monthly Interest Distributable Amount                                                 $    63,850.38
                                                                                                              --------------

      2 (b) Certificate Interest Carryover Shortfall for such Distribution Date                               $         0.00
                                                                                                              --------------

      3 Certificate Interest Distributable Amount (sum of 2.(a) and 2.(b))                                    $    63,850.38
                                                                                                              --------------

H    CALCULATION OF CERTIFICATE DISTRIBUTABLE AMOUNT (SUM OF F.5 AND G.3)                                     $    63,850.38
                                                                                                              --------------

I    FEES

      1 The Monthly Servicing Fee for such Distribution Date                                                  $   627,162.86
        (1/12 of the product of 1% and the Aggregate Principal Balance of the Contracts as of the             --------------
        beginning of the preceding Distribution Date)


      2 Late Payment Penalty Fees for such Distribution Date                                                  $   100,887.47
                                                                                                              --------------

      3 Extension Fees for such Distribution Date                                                             $         0.00
                                                                                                              --------------

      4 Indenture Trustee Fee for such Distribution Date                                                      $     8,000.00
                                                                                                              --------------

      5 Owner Trustee Fee for such Distribution Date                                                          $       350.00
                                                                                                              --------------

J    CALCULATION OF THE AVAILABLE AMOUNTS FOR SUCH DISTRIBUTION DATE

      1 The amount of funds deposited into the Collection Account pursuant to Section 5.05(b)
        of the Sale and Servicing Agreement with respect to the related Due Period                            $64,409,619.08
                                                                                                              --------------

        a All amounts received by the Indenture Trustee or the Servicer with respect to principal and interest on the Contracts, as well as Late Payment Penalty Fees and Extensions Fees for
          related Due Period                                                                                  $63,994,064.28
                                                                                                              --------------

        b All Net Liquidation Proceeds                                                                        $    12,532.59
                                                                                                              --------------

        c The aggregate of the Repurchase Prices for Contracts required to be repurchased by the
          Depositor as described in Section 7.05 of the Sale and Servicing Agreement                          $         0.00
                                                                                                              --------------

        d All Advances made by Servicer pursuant to Section 7.02 of the Sale and Servicing Agreement          $   334,987.59
                                                                                                              --------------

        e All amounts paid by the Seller in connection with an optional repurchase of the Contracts
          described in Section 7.07 of the Sale and Servicing Agreement                                       $         0.00
                                                                                                              --------------

        f All amounts received in respect of interest, dividends, gains, income and earnings on investments of funds in the Trust Accounts as contemplated in Section 5.05(b) of the Sale
          and Servicing Agreement                                                                             $    68,034.62
                                                                                                              --------------

        g Total amount of funds deposited into the Collection Account pursuant to Section 5.05(b)
          (the sum of a. through g.)                                                                          $64,409,619.08
                                                                                                              --------------

      2 The amount of funds permitted to be withdrawn from the Collection Account pursuant to clauses
        (i) through (iii) of Section 7.03(a) of the Sale and Servicing Agreement with respect to
        related Due Period                                                                                    $   635,512.86
                                                                                                              --------------

        a Amounts to be paid to the Servicer as the Reimbursement Amount in accordance with Section 7.02
          of the Sale and Servicing Agreement                                                                 $         0.00
                                                                                                              --------------

        b Amounts to be paid to the Servicer in respect to the Servicing Fee for the related Due Period       $   627,162.86
                                                                                                              --------------

        c Amounts to be paid to the Indenture Trustee in respect of the Indenture Trustee Fee for
          the related Due Period                                                                              $     8,000.00
                                                                                                              --------------

        d Amounts to be paid to the Owner Trustee in respect of Owner Trustee Fee for related Due Period      $       350.00
                                                                                                              --------------

        e Total amount of funds permitted to be withdrawn from the Collection Account pursuant to clauses (i) through (iii) Section 7.03(a) of the Sale and Servicing Agreement with respect
          to the related Due Period (sum of a. through d.)                                                    $   635,512.86
                                                                                                              --------------

      3 The Available Amounts (not including amounts from Reserve Fund Account) for such Distribution
        Date available to pay Note Distributable Amounts and Certificate Distributable Amounts
        (1(h) minus 2(e))                                                                                     $63,774,106.22
                                                                                                              --------------

      4 The Available Amounts otherwise distributable to the Certificateholders that will be
        distributed to the Noteholders on such Distribution Date                                              $         0.00
                                                                                                              --------------

K THE SHORTFALL OF AVAILABLE AMOUNTS FOR SUCH DISTRIBUTION DATE TO PAY EITHER
  THE NOTE DISTRIBUTABLE AMOUNT OR THE CERTIFICATE DISTRIBUTABLE AMOUNT                                       $         0.00
  (the Available Amounts for such Distribution Date minus the sum of the Note Distributable Amount            --------------
  as set forth in E. and the Certificate Distributable Amount as set forth in H.)

L THE AMOUNT TO BE WITHDRAWN FROM THE RESERVE FUND ON SUCH DISTRIBUTION DATE TO
  COVER THE NOTE INTEREST DISTRIBUTABLE AMOUNT                                                                $         0.00
                                                                                                              --------------

M THE AMOUNT TO BE WITHDRAWN FROM THE RESERVE FUND ON SUCH DISTRIBUTION DATE TO
  COVER THE CERTIFICATE INTEREST DISTRIBUTABLE AMOUNT                                                         $         0.00
                                                                                                              --------------

N THE AMOUNT TO BE WITHDRAWN FROM THE RESERVE FUND ON SUCH DISTRIBUTION DATE TO
  COVER THE NOTE PRINCIPAL DISTRIBUTABLE AMOUNT                                                               $         0.00
                                                                                                              --------------

O THE AMOUNT TO BE WITHDRAWN FROM THE RESERVE FUND ON SUCH DISTRIBUTION DATE TO
  COVER THE CERTIFICATE PRINCIPAL DISTRIBUTABLE AMOUNT                                                        $         0.00
                                                                                                              --------------

P INTEREST EARNINGS ON THE RESERVE FUND.                                                                      $    17,611.62
                                                                                                              --------------

Q THE AMOUNT ON DEPOSIT IN THE RESERVE FUND AFTER GIVING EFFECT TO DEPOSITS AND
  WITHDRAWALS THEREFROM ON SUCH DISTRIBUTION DATE                                                             $25,728,836.61
                                                                                                              --------------

R THE SPECIFIED RESERVE FUND AMOUNT FOR SUCH DISTRIBUTION DATE WILL BE AN
  AMOUNT EQUAL TO THE LESSER OF (i) THE AGGREGATE UNPAID PRINCIPAL BALANCE OF
  THE CLASS A-1 NOTES, THE CLASS A-2 NOTES, THE CLASS A-3 NOTES, THE CLASS
  A-4 NOTES AND THE CLASS B NOTES AND THE CERTIFICATE BALANCE AS OF SUCH
  DISTRIBUTION DATE, AND (ii) THE GREATER OF:

  (a) 4.25% of the aggregate unpaid principal balance of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes and the
      Class B Notes and the Certificate Balance on such Distribution Date, except that if a Reserve Fund Trigger Event shall have occurred and be continuing on such Distribution Date, then the percentage of the aggregate unpaid principal balance of the Class A-1 Notes, the Class A-2
      Notes, the Class A-3 Notes, the Class A-4 Notes and the Class B Notes and the Certificate Balance referred to in this clause (a), shall be equal to 6.50%; and

  (b) 1.00% of the Aggregate Principal Balance as of the Cutoff Date.                                         $29,881,355.98
                                                                                                              --------------

S THE POOL FACTOR

                         Factor immediately Before     Factor immediately After
                         such Distribution Date        such Distribution Date
     Class A-1 Note       1   1.0000                    7   0.7379
                          ----------                    ----------

     Class A-2 Note       2   1.0000                    8   1.0000
                          ----------                    ----------

     Class A-3 Note       3   1.0000                    9   1.0000
                          ----------                    ----------

     Class A-4 Note       4   1.0000                   10   1.0000
                          ----------                    ----------

     Class B Note         5   1.0000                   11   1.0000
                          ----------                    ----------

     Certificate          6   1.0000                   12   1.0000
                          ----------                    ----------

T DELINQUENT CONTRACTS

      1 31-59 Days                                                                                  1,280     $15,777,279.80
                                                                                                    ------------------------

      2 60-89 Days                                                                                    249     $ 3,067,425.29
                                                                                                    ------------------------

      3 90 or More Days                                                                                 4     $    66,015.97
                                                                                                    ------------------------

           Total Delinquent Receivables                                                             1,533     $ 3,133,441.26
           60+ Days Delinquencies as Percentage of Receivables                                                          0.41%

           Delinquency Ratio for Second Preceding Collection Period                                                     0.00%
           Delinquency Ratio for Preceding Collection Period                                                            0.00%
           Delinquency Ratio for Current Collection Period                                                              0.41%
           Average Delinquency Ratio                                                                                    0.14%

U DEFAULTED CONTRACTS

      1 Total Defaulted Contracts                                                                     148     $ 2,005,784.46
                                                                                                    ------------------------

      2 Identity (attach)

      3 Liquidation proceeds for the Due Period                                                               $    12,710.59
                                                                                                              --------------

      4 Liquidation expenses for the Due Period                                                               $       178.00
                                                                                                              --------------

      5 Net Liquidation Proceeds for the Due Period                                                           $    12,532.59
                                                                                                              --------------

      6 Net Liquidation Losses for the Due Period                                                             $ 2,005,784.46
                                                                                                              --------------

           Principal Recoveries of Defaulted Receivables                                                           12,710.59
           Principal on Defaulted Receivables                                                                   1,098,806.14
           Pool Balance at Beginning of Collection Period                                                     752,896,591.56
           Net Loss Ratio                                                                                               0.14%

           Net Loss Ratio for Second Preceding Collection Period                                                        0.00%
           Net Loss Ratio for Preceding Collection Period                                                               0.00%
           Net Loss Ratio for Current Collection Period                                                                 0.14%
           Average Net Loss Ratio                                                                                       0.05%

V ADVANCES

      1 Unreimbursed Advances prior to such Distribution Date                                                 $         0.00
                                                                                                              --------------

      2 Amount paid to Servicer on such Distribution Date to reimburse Servicer for such                      $         0.00
        unreimbursed Advances                                                                                 --------------

      3 Amount of Delinquent Interest for the related Due Period                                              $   334,987.59
                                                                                                              --------------

      4 Amount of new Advances on such Distribution Date (if such amount is less than the amount              $   334,987.59
        of Delinquent Interest, attach the certificate required by Section 7.02 of the Sale and               --------------
        Servicing Agreement)

      5 Total of unreimbursed Advances after new Advances on such Distribution Date                           $         0.00
                                                                                                              --------------

W REPURCHASED CONTRACTS

      1 Number of Contracts to be repurchased pursuant to Section 7.07 of the Sale and                                     0
        Servicing Agreement                                                                                   --------------

      2 Principal Amount of such Contracts                                                                    $         0.00
                                                                                                              --------------

      3 Related Repurchase Price of such Contracts                                                            $         0.00
                                                                                                              --------------

X CONTRACTS

      1 Number of Contracts as of beginning of Due Period                                                              60,541
                                                                                                              ---------------

      2 Principal Balance of Contracts as of beginning of Due Period                                          $752,896,591.56
                                                                                                              ---------------

      3 The weighted average Contract Rate of the Contracts as of the beginning of the Due Period                      11.98%
                                                                                                              ---------------

      4 The weighted average remaining term to maturity of the Contracts as of the beginning of                         47.46
        the Due Period                                                                                        ---------------

      5 Number of Contracts as of end of Due Period                                                                    58,702
                                                                                                              ---------------

      6 Principal Balance of Contracts as of end of Due Period                                                $703,086,050.64
                                                                                                              ---------------

      7 The weighted average Contract Rate of the Contracts as of the end of the Due Period                             11.60%
                                                                                                              ---------------

      8 The weighted average remaining term to maturity of the Contracts as of the end of the Due Period                45.74
                                                                                                              ---------------